SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES

AND STATEMENTS OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

Wells Fargo Advantage Asia Pacific Fund

Wells Fargo Advantage Emerging Markets Equity Income Fund

(each, a “Fund” and together, the “Funds”)

At a meeting held on August 14-15, 2012, the Board of Trustees of the Funds approved Wells Capital Management Incorporated’s delegation of certain portfolio management duties to Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A.

In connection with this delegation and following the effective registration of Wells Capital Management Singapore as a U.S. registered investment adviser, Anthony L.T. Cragg, who served as a co-portfolio manager of the Funds as an employee of Wells Capital Management Incorporated, continues to serve as a co-portfolio manager of the Funds, but as an employee of Wells Capital Management Singapore. Alison Shimada also continues to serve as a co-portfolio manager of the Funds as an employee of Wells Capital Management Incorporated.   Wells Capital Management Singapore is compensated for its services as a sub-adviser to the Funds by Wells Capital Management Incorporated from the fee Wells Capital Management Incorporated receives for its services as a sub-adviser to the Funds.  There will be no change to the Funds’ investment objectives, policies or strategies and no increase in the fees paid by the Funds as a result of the delegation.

All references in the prospectuses, summary prospectuses, and Statements of Additional Information to Wells Capital Management Incorporated as the investment sub-adviser to the Funds are hereby revised to add a reference to Wells Capital Management Singapore as an additional sub-adviser to the Funds.  Similarly, all references to Anthony L.T. Cragg as an employee of Wells Capital Management Incorporated are revised to reflect his employment with Wells Capital Management Singapore.

In addition, the following description of Wells Capital Management Singapore is added to the section entitled “Organization and Management of the Funds – The Sub-Adviser[s] and Portfolio Managers” in each Fund’s prospectuses:

“Wells Capital Management Singapore (Wells Capital Singapore), a separately identifiable department of Wells Fargo Bank, N.A., an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo & Company, is a registered investment adviser located at 80 Raffles Place, #26-20/21 UOB Plaza 2, Singapore 048624 and serves as a sub-adviser to the Fund(s). In this capacity, Wells Capital Singapore is authorized to make day-to-day investment decisions for the Funds. Wells Capital Singapore provides portfolio management services for registered mutual funds.”

Further, the section entitled “Management – Investment Sub-Advisers” or “Management – Sub-Advisers”, as applicable, in each Fund’s Statement of Additional Information is revised as follows:

The last sentence of the first paragraph in the section is replaced with the following:

“Funds Management and Wells Capital Management may, from time to time and in their sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management and Wells Capital Management Singapore, respectively.”

The sub-advisory fee schedule in the section is revised to add the following:

Fund	Sub-Adviser	Fee*
Asia Pacific Fund	Wells Capital Management Singapore	First $100M	0.250%
		Next $100M	0.200%
		Over $200M	0.150%

* This fee will be paid by Wells Capital Management Incorporated from the fee it receives for its services as a sub-adviser to the Fund.

Fund	Sub-Adviser	Fee*
Emerging Markets Equity Income Fund	Wells Capital Management Singapore	First $100M	0.250%
		Next $100M	0.200%
		Over $200M	0.150%

* This fee will be paid by Wells Capital Management Incorporated from the fee it receives for its services as a sub-adviser to the Fund.

            References to Wells Capital Management Incorporated’s conflicts of interest and compensation policies in the section entitled “Management – Portfolio Managers” in each Fund’s Statement of Additional Information are revised to reflect that those same conflicts and policies also apply to Wells Capital Management Singapore.

August 30, 2012                                                                                                                      IEIV082/P306SP